Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Evergreen Environmental Corporation (the “Company”) on Form 10-KSB/A for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Chong Liang Pu and Peh Chung Lim, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 13, 2006	/s/ Chong Liang Pu
Chong Liang Pu,
President and Chief Executive Officer

/s/ Peh Chung Lim
Peh Chung Lim,
Chief Financial Officer